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                                                                   EXHIBIT 10.22

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "First Amendment"), dated as of December 11, 1997, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

     A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 26, 1996 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

     1. AMENDMENT TO CREDIT AGREEMENT. Section 6.1 of the Credit Agreement is hereby amended by deleting "$75,000,000" in clause (xvi) thereof and inserting "$105,000,000" in lieu thereof.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:


          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) the Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby,



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     constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

          (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this First Amendment or the acknowledgement of this First Amendment by each Guarantor.

     3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of December 11, 1997, subject to the following:

          (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Lenders comprising the Determining Lenders;

          (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;


          (c) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct; and

          (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.


     4. GUARANTORS ACKNOWLEDGEMENT. By signing below, each of the Guarantors (i) acknowledges and consents to the execution, delivery and performance by the Borrower of this First Amendment, (ii) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, and
(iii) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.



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     5. REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

          (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

     6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out of pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

     9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.



                                           CASH AMERICA INTERNATIONAL,
                                           INC.


                                           By:  /s/ Thomas A. Bessant, Jr.
                                                -------------------------------
                                                Thomas A. Bessant, Jr.
                                                Senior Vice President and Chief
                                                Financial Officer


                                           NATIONSBANK OF TEXAS, N.A., as
                                           Administrative Agent and as a Lender


                                           By:  /s/ Todd Shipley
                                                -------------------------------
                                                Todd Shipley
                                                Senior Vice President


                                           WELLS FARGO BANK (TEXAS),
                                           NATIONAL ASSOCIATION


                                           By:  /s/ Susan B. Sheffield
                                                -------------------------------
                                                Name: Susan B. Sheffield
                                                -------------------------------
                                                Title: Vice President
                                                -------------------------------

                                           BANK ONE, TEXAS, N.A.

                                           By:  /s/ Barry B. Kromann
                                                -------------------------------
                                                Name: Barry B. Kromann
                                                -------------------------------
                                                Title: Vice President
                                                -------------------------------




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                                        THE SUMITOMO BANK, LIMITED


                                        By:  /s/ Michael R. Pavell
                                             ---------------------------------
                                             Name: Michael R. Pavell
                                             ---------------------------------
                                             Title: Assistant Vice President
                                             ---------------------------------



                                        By:  /s/ Julie A. Schell
                                             ---------------------------------
                                             Name: Vice President
                                             ---------------------------------
                                             Title:
                                             ---------------------------------



                                        THE BANK OF TOKYO-MITSUBISHI,
                                        LTD.


                                        By:  /s/ John M. Mearns
                                             ---------------------------------
                                             Name: John M. Mearns
                                             ---------------------------------
                                             Title: Vice President and Manager
                                             ---------------------------------




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ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner,
     Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
MR. PAYROLL CORPORATION
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.



By:  /s/ Thomas A. Bessant, Jr.
     --------------------------------
     Thomas A. Bessant, Jr.
     Treasurer


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